JPMorgan Funds - JPM Insurance Trust

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/5/2009
Issuer Honda Auto Receivables Owner Trust 2009-2 A4 (4.43% 1/15/13)
Cusip 43812UAD3
Bonds 100,000
Offering Price $99.97
Spread $0.35
Cost $99,972
Dealer Executing Trade BNP Paribas Securities
% of Offering 1.88%
Syndicate Members J.P. Morgan, BNP Paribas, Barclays Capital, Credit Suisse, HSBC, Mitsubishi UFJ Securities, Wachovia Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/18/2009
Issuer ConocoPhillips (6% 1/15/2020)
Cusip 20825CAU8
Bonds 120,000
Offering Price $99.25
Spread $0.45
Cost $119,096
Dealer Executing Trade Royal Bank of Scotland
% of Offering 0.70%
Syndicate Members Banc of America Securities, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche bank, J.P. Morgan, RBS Greenwich Capital

Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 2/10/2009
Issuer Mead Johnson Nutrition Company (MJN) IPO
Cusip 58283910
Shares 4,000
Offering Price $24.00
Spread $1.20
Cost $96,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.80%
Syndicate Members Citi, Morgan Stanley & Co., Banc of America Securities, Credit Suisse, J.P. Morgan
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 2/10/2009
Issuer Mead Johnson Nutrition Company (MJN) IPO
Cusip 58283910
Shares 7,930
Offering Price $24.00
Spread $1.20
Cost $190,320
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.80%
Syndicate Members Citi, Morgan Stanley & Co., Banc of America Securities, Credit Suisse, J.P. Morgan
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 4/8/2009
Issuer Prologis (PLD) Secondary
Cusip 74341010
Shares 100
Offering Price $6.60
Spread $0.26
Cost $660
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 3.13%
Syndicate Members Citi, Deutsche Bank, Merrill Lynch
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 4/8/2009
Issuer Prologis (PLD) Secondary
Cusip 74341010
Shares 7,100
Offering Price $6.60
Spread $0.26
Cost $46,860
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 3.13%
Syndicate Members Citi, Deutsche Bank, Merrill Lynch
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/14/2009
Issuer Bridgepoint Education Inc. (BPI) IPO
Cusip 10807M105
Shares 100
Offering Price $10.50
Spread $0.68
Cost $1,050
Dealer Executing Trade Signal Hill Capital Group, LLC.
% of Offering 1.50%
Syndicate Members Credit Suisse, JP Morgan
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/14/2009
Issuer Bridgepoint Education Inc. (BPI) IPO
Cusip 10807M105
Shares 5,200
Offering Price $10.50
Spread $0.68
Cost $54,600
Dealer Executing Trade Credit Suisse Securities
% of Offering 1.50%
Syndicate Members Credit Suisse, JP Morgan
Fund JPMorgan Insurance Trust Intrepid Mid Cap Fund
Trade Date 5/5/2009
Issuer Dean Foods Company (DF) Secondary
Cusip 24237010
Shares 4,600
Offering Price $18.25
Spread $0.73
Cost $83,950
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 0.29%
Syndicate Members Merrill Lynch, J.P. Morgan, Barclays Capital Wachovia Securities, Rabo Securities USA, Inc., BNP Paribas, Calyon Securities (USA) Inc., Credit Suissee, SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust  U.S. Equity Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 100
Offering Price $22.00
Spread $0.52
Cost $2,200
Dealer Executing Trade Samuel A. Ramirez & Co
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust  U.S. Equity Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 200
Offering Price $22.00
Spread $0.52
Cost $4,400
Dealer Executing Trade Blaylock Robert Van LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust  U.S. Equity Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 4,100
Offering Price $22.00
Spread $0.52
Cost $90,200
Dealer Executing Trade Wachovia Securities LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 100
Offering Price $22.00
Spread $0.52
Cost $2,200
Dealer Executing Trade Blaylock Robert Van LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 300
Offering Price $22.00
Spread $0.52
Cost $6,600
Dealer Executing Trade Wachovia Securities LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 100
Offering Price $22.00
Spread $0.52
Cost $2,200
Dealer Executing Trade Blaylock Robert Van LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/8/2009
Issuer Wells Fargo & Company (WFC) Secondary
Cusip 94974610
Shares 200
Offering Price $22.00
Spread $0.52
Cost $4,400
Dealer Executing Trade Wachovia Securities LLC
% of Offering 0.33%
Syndicate Members Wachovia Securities, J.P. Morgan, Goldman, Sachs & Co., Morgan Stanley
Fund JPMorgan Insurance Trust  U.S. Equity Portfolio
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 7,500
Offering Price $20.00
Spread $0.60
Cost $150,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 1,400
Offering Price $20.00
Spread $0.60
Cost $28,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 400
Offering Price $20.00
Spread $0.60
Cost $8,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 5/12/2009
Issuer BB&T Corporation (BBT) Secondary
Cusip 5493710
Shares 59,800
Offering Price $20.00
Spread $0.60
Cost $1,196,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.67%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Stanley, BB&T Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/13/2009
Issuer DigitalGlobal Inc (DGI) IPO
Cusip 25389M87
Shares 200
Offering Price $19.00
Spread $1.33
Cost $3,800
Dealer Executing Trade Jefferies and Company Inc.
% of Offering 3.47%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, Merrill Lynch & Co., Jefferies & Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/13/2009
Issuer DigitalGlobal Inc (DGI) IPO
Cusip 25389M87
Shares 8,800
Offering Price $19.00
Spread $1.33
Cost $167,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering 3.47%
Syndicate Members Morgan Stanley, J.P. Morgan, Citi, Merrill Lynch & Co., Jefferies & Company
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 5/14/2009
Issuer Energizer Holdings Inc. (ENR) Secondary
Cusip 29266R10
Shares 14,100
Offering Price $49.00
Spread $2.27
Cost $690,900
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 4.21%
Syndicate Members J.P. Morgan, Merrill Lynch & Co., Deutsche Bank Securities, Goldman, Sachs, & Co., Moelis & Company, Mitsubishi UFJ Securities, SunTrust Robinson Humphrey
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/19/2009
Issuer Solarwinds, Inc. (SWI) IPO
Cusip 83416B10
Shares 100
Offering Price $12.50
Spread $0.88
Cost $1,250
Dealer Executing Trade Jefferies and Company Inc.
% of Offering 2.97%
Syndicate Members J.P. Morgan, Goldman,Sachs&Co., Morgan Stanley, Jefferies & Company, Thomas Weisel Partners LLC, Ladenburg Thalmann & Co. Inc.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/19/2009
Issuer Solarwinds, Inc. (SWI) IPO
Cusip 83416B10
Shares 3,500
Offering Price $12.50
Spread $0.88
Cost $43,750
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.97%
Syndicate Members J.P. Morgan, Goldman,Sachs&Co., Morgan Stanley, Jefferies & Company, Thomas Weisel Partners LLC, Ladenburg Thalmann & Co. Inc.
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 5/20/2009
Issuer Regions Financial Corporation (RF) Secondary
Cusip 7591EP10
Shares 1,900
Offering Price $4.00
Spread $0.15
Cost $7,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering 0.50%
Syndicate Members Goldman, Sachs & Co., J.P. Morgan, Morgan Keegan & Company Inc.
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 6/2/2009
Issuer Prudential Financial Inc (PRU)  Secondary
Cusip 744320102
Shares 200
Offering Price $39.00
Spread $1.24
Cost $7,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.12%
Syndicate Members Citi, Goldman, Sachs & Co., J.P. Morgan
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 6/2/2009
Issuer Prudential Financial Inc (PRU)  Secondary
Cusip 744320102
Shares 200
Offering Price $39.00
Spread $1.24
Cost $7,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.12%
Syndicate Members Citi, Goldman, Sachs & Co., J.P. Morgan
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 6/2/2009
Issuer Prudential Financial Inc (PRU)  Secondary
Cusip 744320102
Shares 5200
Offering Price $39.00
Spread $1.24
Cost $202,800
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.12%
Syndicate Members Citi, Goldman, Sachs & Co., J.P. Morgan
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 6/4/2009
Issuer Express Scripts Inc (ESXR) Secondary
Cusip 302182100
Shares 225
Offering Price $61.00
Spread $1.68
Cost $13,725
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering 0.34%
Syndicate Members Citi, Credit Suisse, J.P. Morgan, ABN AMRO, Deutsche Bank, SunTrust Robinson.
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 6/4/2009
Issuer Express Scripts Inc (ESXR) Secondary
Cusip 302182100
Shares 150
Offering Price $61.00
Spread $1.68
Cost $9,150
Dealer Executing Trade Citigroup Global Markets Inc
% of Offering 0.34%
Syndicate Members Citi, Credit Suisse, J.P. Morgan, ABN AMRO, Deutsche Bank, SunTrust Robinson.
Fund JPMorgan Insurance Trust Diversified Mid Cap Portfolio
Trade Date 6/4/2009
Issuer Transatlantic Holdings Inc(TRH)  Secondary
Cusip 893521104
Shares 34,000
Offering Price $38.00
Spread $1.33
Cost $1,292,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.85%
Syndicate Members J.P. Morgan, Goldman Sachs & Co, Morgan Stanley & Co, Lazard Capital Markets, Dowling & Partners, Fox-Pitt Kelton Cochran Caronia Waller
Fund JPMorgan Insurance Trust Diversified Mid Cap Portfolio
Trade Date 6/11/2009
Issuer Vulcan Materials Co (VMC) Secondary
Cusip 929160109
Shares 3100
Offering Price $41.00
Spread $1.64
Cost $127,100
Dealer Executing Trade Goldman Sachs and Company
% of Offering 2.61%
Syndicate Members Goldman Saches & Co, Merrill Lynch & Co, J.P. Morgan, Wachovia Securities
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 6/16/2009
Issuer Lincoln National Corp(LNC) Secondary
Cusip 534187109
Shares 200
Offering Price $15.00
Spread $0.66
Cost $3,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 2.00%
Syndicate Members J.P. Morgan, Merrill Lynch & Co, Goldman Sachs & Co, Morgan Stanley & Co, Wachovia Securities, Credit Suise, UBS, PNC Capital Markets
Fund JPMorgan Insurance Trust Balanced Portfolio
Trade Date 6/16/2009
Issuer Lincoln National Corp(LNC) Secondary
Cusip 534187109
Shares 400
Offering Price $15.00
Spread $0.66
Cost $6,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 2.00%
Syndicate Members J.P. Morgan, Merrill Lynch & Co, Goldman Sachs & Co, Morgan Stanley & Co, Wachovia Securities, Credit Suise, UBS, PNC Capital Markets
Fund JPMorgan Insurance Trust U.S. Equity Portfolio
Trade Date 6/16/2009
Issuer Lincoln National Corp(LNC) Secondary
Cusip 534187109
Shares 4800
Offering Price $15.00
Spread $0.66
Cost $72,000
Dealer Executing Trade Merrill Lynch and Company Inc.
% of Offering 2.00%
Syndicate Members J.P. Morgan, Merrill Lynch & Co, Goldman Sachs & Co, Morgan Stanley & Co, Wachovia Securities, Credit Suise, UBS, PNC Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/30/2009
Issuer Logmein Inc(LOGM)  IPO
Cusip 54142L16
Shares 1800
Offering Price $16.00
Spread $1.12
Cost $28,800
Dealer Executing Trade Barclays Capital Inc.
% of Offering 1.05%
Syndicate Members J.P. Morgan, Barclays Capital Markets, Thomas Weisel Partners LLC, Piper Jaffray, RBC Capital Markets